EXHIBIT 99(d)

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Darden Restaurants, Inc. ("Company") on Form 10-K for the year ended May 26, 2002, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Clarence Otis, Jr., Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                                               /s/ Clarence Otis, Jr.
                                               ---------------------------
                                               Clarence Otis, Jr.
                                               Executive Vice President and
                                               Chief Financial Officer
                                               August 19, 2002